UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

RISE GOLD CORP.
(Name of Registrant As Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒

No fee required.

☐

Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

☐

Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

RISE GOLD CORP.

Suite 488, 1090 West Georgia Street

Vancouver, BC V6E 3V7

T: 604.687.7130

NOTICE OF ANNUAL GENERAL MEETING

TO THE STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the annual general meeting (the “Meeting”) of stockholders of Rise Gold Corp. (the “Corporation”) will be held at the offices of the Corporation, Suite 488, 1090 West Georgia Street, Vancouver, British Columbia, V6E 3V7, on Tuesday, January 23, 2018, at 11:00 a.m. (Vancouver time) for the following purposes:

1.

to receive the audited financial statements of the Corporation for the fiscal year ended July 31, 2017, and the accompanying report of the auditors;

2.

to elect Benjamin Mossman, Cale Thomas, Alan Edwards, Thomas Vehrs and John Anderson as directors of the Corporation;

3.

to appoint Davidson & Company LLP, Chartered Professional Accountants, as the auditor of the Corporation for the fiscal year ending July 31, 2018 and to authorize the directors of the Corporation to fix the remuneration to be paid to the auditor; and

4.

to transact such further or other business as may properly come before the Meeting and any adjournment or postponement thereof.

The accompanying information circular (the “Information Circular”) provides additional information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, this Notice of Meeting.

The board of directors of the Corporation has fixed December 18, 2017 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof.  Each registered stockholder at the close of business on that date is entitled to such notice and to vote at the Meeting in the circumstances set out in the Information Circular.

If you are a registered stockholder of the Corporation and unable to attend the Meeting in person, please vote by proxy by following the instructions provided in the accompanying form of proxy at least 48 hours (excluding Saturdays, Sundays and holidays recognized in the Province of British Columbia) before the time and date of the Meeting or any adjournment or postponement thereof.

If you are a non-registered stockholder of the Corporation and received this Notice of Meeting and accompanying materials through a broker, a financial institution, a participant, or a trustee or administrator of a self-administered retirement savings plan, retirement income fund, education savings plan or other similar self-administered savings or investment plan registered under the Income Tax Act (Canada), or a nominee of any of the foregoing that holds your securities on your behalf (each, an “Intermediary”), please complete and return the materials in accordance with the instructions provided to you by your Intermediary.

DATED at Vancouver, British Columbia, this 18th day of December, 2017.

By Order of the Board of Directors of

RISE GOLD CORP.

“Cale Thomas”

Cale Thomas

Chief Financial Officer, Treasurer, Secretary, Director

PLEASE VOTE.  YOUR VOTE IS IMPORTANT.  WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE BY PROXY BY FOLLOWING THE INSTRUCTIONS PROVIDED IN THE ACCOMPANYING PROXY.

SCHEDULE 14A INFORMATION

Item 1.  Date, Time and Place Information.

See the “Introduction” section in the Information Circular.

Item 2.  Revocability of Proxy.

See the “Appointment and Revocation of Proxy” section in the Information Circular.

Item 3.  Dissenters’ Right of Appraisal.

Not applicable.

Item 4.  Persons Making the Solicitation.

See the “Introduction” and “Solicitation of Proxies” sections in the Information Circular.

Item 5.  Interest of Certain Persons in Matters to be Acted Upon.

See the “Interest of Certain Persons in Matters to be Acted Upon” section in the Information Circular.

Item 6.  Voting Securities and Principal Holders Thereof.

See the “Voting Securities and Principal Holders Thereof” and “Election of Directors” sections of the Information Circular.  As a group, all officers and directors of the Corporation beneficially own 6,193,739 shares of the Corporation’s common stock, or 7.83% of the issued and outstanding shares calculated as described below, as of the date of this proxy statement.

In addition, the following table sets forth certain information regarding the Corporation’s common stock beneficially owned as of December 18, 2017 for each stockholder known to be the beneficial owner of 5% or more of the Corporation’s outstanding shares of common stock, excluding the Corporation’s officers and directors.  A person is considered to beneficially own any shares over which such person, directly or indirectly, exercises sole or shared voting or investment power, or over which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise.  Unless otherwise indicated, voting and investment power relating to the shares shown in the table is exercised solely by the beneficial owner thereof.

For the purposes of computing the percentage of outstanding shares of the Corporation’s common stock held by the person named below, any shares that such person has the right to acquire within 60 days of December 18, 2017 is deemed to be outstanding, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.  The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)
Common Stock	Bradley Scharfe Suite 488, 1090 West Georgia Street Vancouver, British Columbia Canada V6E 3V7	6,289,836 (2)	8.38

(1)

Based on 74,201,979 shares of common stock issued and outstanding as of the date of this proxy statement.

(2)

Includes warrants to purchase 874,435 shares of Common Stock which are held by Scharfe Holdings Inc., a corporation over which Mr. Scharfe has sole voting and investment power and warrants to purchase 8,696 shares of Common Stock representing Mr. Scharfe’s share of securities held by Scharfe Investment Group of Companies Inc., a company 50% owned by Mr. Scharfe.  Mr. Scharfe previously served as a director of Rise. He resigned as a director on April 20, 2017.

Changes in Control

The Corporation is not aware of any arrangements, including any pledge by any person of its securities, the operation of which may at a subsequent date result in a change in the Corporation’s control.

Item 7.  Directors and Executive Officers.

See the “Election of Directors” and “Corporate Governance” sections of the Information Circular.

In addition, there are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of the Corporation’s affairs.

Benjamin Mossman, Chief Executive Officer, President and Director

Benjamin Mossman, PEng, age 40, was appointed as the Chief Executive Officer and a director of the Corporation on August 1, 2016.  He was appointed the President of the Corporation on April 20, 2017.

Mr. Mossman is a mining engineer with over 15 years of experience in the mining industry including experience in capital markets, project evaluation, acquisitions, mine operations and development.  He was formerly the President, Chief Executive Officer and a director of Banks Island Gold Ltd., a junior mining company with its common shares listed for trading on the TSX Venture Exchange under the symbol “BOZ”.

Cale Thomas, Chief Financial Officer, Treasurer, Secretary and Director

Cale Thomas, age 48, was appointed as the Chief Financial Officer, Treasurer and a director of the Corporation on April 2, 2015.  He was appointed the Secretary of the Corporation on April 20, 2017. He is a Vancouver businessman and financial consultant who helps companies, both public and private, to develop their operations and provides access to private capital and public markets where appropriate.

Mr. Thomas was previously the Chief Financial Officer and a director of Carl Data Solutions Inc. (CSE: CRL) and has held positions with several other Canadian reporting issuers in the past. He was the Chief Financial Officer of Eagle Hill Exploration Corporation from May 2008 to August 2013 and a director of the same company from September 2008 to September 2013; the Chief Financial Officer of Yankee Hat Minerals Ltd. from July 2007 to October 2012; the Chief Financial Officer of Worldwide Promotional Management Inc. from April 2008 to January 2009; and the Chief Financial Officer of Supreme Resources Inc. from April 2006 to December 2006.

Mr. Thomas holds a Master of Business Administration degree from the DeGroote School of Business at McMaster University in Hamilton, Ontario and a Bachelor of Arts degree with a major in Economics from the University of Western Ontario in London, Ontario.

John Anderson, Director

John Anderson, age 53, was appointed as a director of the Corporation on August 31, 2016.  He was the co-founder of Aquastone Capital Advisors LP, a U.S.-based gold investment fund. With over 20 years of experience in the capital markets, Mr. Anderson’s specialty is identifying undervalued opportunities in the resource industry and investing capital into these situations. He has been involved in a number of small-cap companies, providing financing, investor relations and corporate development services. Throughout his career, Mr. Anderson has raised in excess of US$500-million in equity for a number of public and private companies in the United States, Canada and Europe.

Mr. Anderson holds a Bachelor of Arts degree from the University of Western Ontario.

Dr. Thomas I. Vehrs, Director

Dr. Thomas I. Vehrs, age 71, was appointed to the Corporation’s Board of Directors on April 20, 2017.  Dr. Vehrs is a highly regarded and experienced exploration geologist with over 40 years of experience in the Americas.  During his career, Dr. Vehrs has conducted and managed numerous exploration programs resulting in the discovery and delineation of major copper, gold and silver deposits, including the Los Pelambres porphyry copper deposit in Chile, the Northumberland sediment hosted gold deposit in central Nevada, the Rio Blanco porphyry copper deposit in northern Peru and orogenic gold deposits in Central Guatemala.  For the past ten years, Dr. Vehrs held the position of Vice President of Exploration for Fortuna Silver Mines and was responsible for the development and execution of exploration programs at the Caylloma Mine in Peru and the San Jose Mine in southern Mexico.  During this period, Fortuna Silver Mines was successful in expanding the resources, reserves and production rate at the San Jose Mine resulting in a market capitalization in excess of $1 billion.  Dr. Vehrs holds a Ph.D. in geology from Syracuse University and served as an officer in the U.S. Army Corps of Engineers.

Alan R. Edwards, Director

Alan R. Edwards, age 59, was appointed to the Corporation’s Board of Directors on April 20, 2017.  Mr. Edwards is an experienced executive and engineer with over 35 years of experience in the mining industry.  Mr. Edwards was the General Manager for two major mining operations in the United States and one in Peru.  He was the Senior Vice President of Operations for Freeport Indonesia where he was responsible for the leadership of a workforce of over 6,000 employees.  Mr. Edwards served as the Vice President Operations for Kinross Gold Corporation and as the Chief Operating Officer for Apex Silver Mines where he directed the successful construction of the $675 million San Cristobal Mine in the difficult political climate of Bolivia.  Mr. Edwards has served on numerous boards of public companies including as Chairman of AuRico Gold Corporation during a period of extensive growth which culminated into a successful US$1.5 billion merger with Alamos Gold.  Mr. Edwards holds an MBA and a Mining Engineering degree from the University of Arizona.

None of the Corporation’s directors has been a director of any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 (the “Exchange Act”), or subject to the requirements of section 15(d) of the Exchange Act, or any company registered as an investment company under the Investment Company Act of 1940, during the past five years.

Significant Employees

Other than its executive officers, the Corporation does not expect any other individuals to make a significant contribution to its business.

Family Relationships

There are no family relationships among the Corporation’s directors, executive officers or persons nominated or chosen to become directors or executive officers.

Legal Proceedings

Except as disclosed below, none of the Corporation’s directors, executive officers, promoters or control persons has been involved in any of the following events during the past 10 years:

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any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

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any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

being subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•

being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated any federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated;

•

being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any law or regulation prohibiting mail or wire fraud or fraud in connection with any business activity;

•

being the subject of, or a party to, any judicial or administrative order, judgment, decree or finding, not subsequently reversed, suspended or vacated relating to an alleged violation of any federal or state securities or commodities law or regulation or any law or regulation respecting financial institutions or insurance companies; or

•

being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any stock, commodities or derivatives exchange or other self-regulatory organization.

Benjamin W. Mossman was a director and officer of Banks Island Gold Ltd. (“Banks”) during the time it assigned itself into bankruptcy on January 7, 2016.  Banks appointed D. Manning & Associates as trustee in the bankruptcy proceedings.  Subsequent to the bankruptcy, a Receiver, FTI Consulting, was appointed as receiver by a major secured creditor.  To the best of Mr. Mossman’s knowledge, the secured creditor has not taken possession of the property as of this date.  To date, Banks remains undischarged.

Benjamin W. Mossman along with 2 other former employees of Banks and Banks itself are subject to summary conviction proceedings commenced in August 2016 for alleged violations of the Environmental Management Act (British Columbia), the Water Act (British Columbia), and the Fisheries Act (Canada).  Banks was a company listed on the TSX Venture Exchange at the time of the alleged infractions and traded under the symbol “BOZ”.  The charges are related to the active mining operations conducted by Banks at and on Banks Island, British Columbia during the period from 2014 to 2016.  Benjamin W. Mossman has entered a not-guilty plea to all counts and intends to defend himself vigorously against all charges.

Mr. Edwards, a director of the Company, was Chairman of the Board of Oracle Mining Corp. (“Oracle”) until his resignation effective February 15, 2015. On December 23, 2015, Oracle announced that the Superior Court of Arizona had granted the application of Oracle’s lender to appoint a receiver and manager over the assets, undertaking and property of Oracle’s wholly owned subsidiary, Oracle Ridge Mining LLC.

None of the Corporation’s directors or executive officers has been involved in any transactions with the Corporation or any of its directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

Management Agreements

On July 7, 2016, the Corporation entered into an executive employment agreement with Benjamin W. Mossman, the Corporation’s Chief Executive Officer, pursuant to which the Corporation engaged Mr. Mossman’s services on an ongoing basis beginning on August 1, 2016.  Pursuant to the agreement, the Corporation issued 400,000 shares of Common Stock to Mr. Mossman as a signing bonus on August 1, 2016, granted options to purchase 586,600 shares of Common Stock to Mr. Mossman at a price of $0.20 per share for a period of five years on the same date, and the Corporation is required to pay Mr. Mossman an annual salary of $120,000.  On April 19, 2017, the Corporation entered into a new executive employment agreement with Mr. Mossman (the “Executive Employment Agreement”) to replace the prior agreement.  The Executive Employment Agreement commenced on May 1, 2017.  The Executive Employment Agreement provides for an annual salary of $180,000 per year.  The Executive Employment Agreement provides that Mr. Mossman will, subject to the terms of the stock option plan and exchange policies, be granted options from time to time to maintain his right to purchase 5% of the Corporation’s issued and outstanding Common Stock.  To date, Mr. Mossman has been granted options to acquire 2,729,142 shares of Common Stock pursuant to the terms of the Executive Employment Agreement.

The Executive Employment Agreement includes compensation provisions for Mr. Mossman if there is a change of control, he is terminated without just cause, he resigns under circumstances contemplated in the Employment Agreement or he dies while in the Corporation’s employment. If Mr. Mossman is terminated within one (1) year of the date of a change of control, or otherwise terminated without just cause, or if Mr. Mossman terminates his employment with us upon the occurrence of certain events, including a material adverse and fundamental change in his overall authority and responsibilities, Mr. Mossman will be entitled to a lump sum amount equal to three (3) years of Mr. Mossman’s then applicable annual salary.  In addition, Mr. Mossman will be entitled to maintain in effect, until the earliest of the expiration of three years and the death of Mr. Mossman, participation in certain of the Corporation’s benefit plans and stock option plans.  If Mr. Mossman dies while employed by the Corporation, Mr. Mossman’s estate, subject to compliance with stock exchange requirements, the stock option plan, and the terms of the Executive Employment Agreement, will be entitled to continue Mr. Mossman’s participation in the Corporation’s stock option plan.

The Corporation entered into an executive employment agreement (the “Employment Agreement”) with Cale Thomas as of October 1, 2016.  Mr. Thomas is the Corporation’s Chief Financial Officer and a strategic advisor.  The Employment Agreement is for a term commencing on October 1, 2016 until March 22, 2021.  As compensation the Corporation has granted 700,000 stock options to Mr. Thomas exercisable at $0.15 per share of Common Stock until March 22, 2021.  The Employment Agreement provides that the Corporation will pay Mr. Thomas a monthly fee to be determined by the Corporation’s Board of Directors.  Currently the monthly fee is $4,000.  Mr. Thomas may resign and terminate the Employment Agreement by giving the Corporation at least two weeks prior notice which the Corporation may waive, in whole or in part and in its sole discretion, in which case the Corporation will pay to Mr. Thomas his base salary for the notice period remaining.

When Fred Tejada resigned as the Corporation’s President, Secretary and a director, the Corporation entered into a consulting services agreement (the “Consulting Agreement”) with him pursuant to which Mr. Tejada continues to perform geological consulting services for the Corporation.  The Consulting Agreement is for a term that commenced on April 20, 2017 and ends on December 31, 2020, unless earlier terminated in accordance with its terms.  Under the Consulting Agreement, Mr. Tejada will invoice us for any work he performs at the Corporation’s request.  In addition, by virtue of his retention as a consultant to the Corporation under the Consulting Agreement, Mr. Tejada was permitted pursuant to the Consulting Agreement to retain 400,000 stock options previously granted to him under the Corporation’s Stock Option Plan when he was serving as a director and officer.

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Exchange Act requires a company’s directors and officers, and persons who own more than 10% of any class of a company’s equity securities which are registered under Section 12 of the Exchange Act, to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of the company’s common shares and other equity securities, on Forms 3, 4 and 5, respectively.  Such officers, directors and 10% stockholders are also required to furnish the company with copies of all Section 16(a) reports they file.  Based solely on the Corporation’s review of the copies of such forms received by it, or written representations from the reporting persons as of the date of this proxy statement, the Corporation believes that all Section 16(a) reports applicable to its directors, officers and 10% stockholders with respect to the fiscal year ended July 31, 2017 have been filed with the following exceptions:

During the fiscal year ended July 31, 2017, Mr. Mossman filed late a Form 3 and one Form 4 reporting one transaction; Mr. Thomas filed late a Form 3 and two Form 4s reporting six transactions; Mr. Edwards filed late a Form 3; Mr. Anderson inadvertently failed to file a Form 3 and a Form 5; Mr. Tejada filed three late Form 4s reporting eight transactions; and Mr. Scharfe filed late a Form 3 and four Form 4s reporting twenty-one transactions.

Audit Committee Financial Expert

John Anderson is an “audit committee financial expert” within the meaning of Item 401(h)(1) of Regulation S-K under the Securities Act of 1933 (the “Securities Act”). In general, an “audit committee financial expert” is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with accounting for estimates and accruals, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity of issues that can reasonably be expected to be raised by a company’s financial statements, (d) understands internal controls over financial reporting, and (e) understands audit committee functions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board has furnished the following report on its activities during the fiscal year ended July 31, 2017. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act, or the Exchange Act, except to the extent that the Corporation specifically incorporates it by reference into any such filing.

The Audit Committee oversees the financial reporting process on behalf of the Board. Management has the primary responsibility for the financial reporting process, principles and internal controls as well as preparation of our financial statements. For the fiscal year ended July 31, 2017, the members of the Audit Committee were Alan R. Edwards, Thomas I. Vehrs and John Anderson, each of whom was an independent director as defined by the applicable Nasdaq and SEC rules.

In fulfilling its responsibilities, the Audit Committee appointed independent auditors Davidson & Company LLP, for the fiscal year ended July 31, 2017. The Audit Committee reviewed and discussed with the independent auditors the overall scope and specific plans for their audit. The Audit Committee also reviewed and discussed with the independent auditors and with management the Corporation’s audited financial statements and the adequacy of its internal controls. The Audit Committee met with the independent auditors, without management present, to discuss the results of our independent auditor’s audits, their evaluations of the Corporation’s internal controls and the overall quality of the Corporation’s financial reporting.

The Audit Committee monitored the independence and performance of the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16—Communications with Audit Committees. The Corporation’s independent auditors have provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee has discussed with the independent auditors the independent auditors’ independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended July 31, 2017, for filing with the SEC.

Alan R. Edwards

Thomas I Vehrs

John Anderson

Compensation Committee

At present, the Corporation’s board of directors (the “Board”) as a whole determines the compensation of the Corporation’s Chief Executive Officer and Chief Financial Officer and does so with reference to industry standards and the financial situation of the Corporation. The Board has the sole responsibility for determining the compensation of the directors of the Corporation.

Given the Corporation’s size, limited operating history and lack of revenues, the Board does not plan to form a compensation committee to monitor and review the salary and benefits of the executive officers of the Corporation at the present time. The Board will carry out these functions until such time as it deems the formation of a compensation committee is warranted.

Code of Ethics

During the Corporation’s financial year ended July 31, 2008, the Board adopted a written Code of Ethics within the meaning of Item 406(b) of Regulation S-K under the Securities Act. The Code of Ethics obligates the Corporation’s directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without the Corporation’s consent.

The Board is also required to comply with the conflict of interest provisions of relevant corporate and securities regulation in order to ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or officer has a material interest.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors as a whole is responsible for risk oversight. Executive officers address and discuss with the Board the Corporation’s risks and the manner in which the Corporation manages or mitigates such risks. While the Board has the ultimate responsibility for risk oversight, the Board works in conjunction with the Audit Committee on certain aspects of its risk oversight responsibilities. In particular, the Audit Committee focuses on financial reporting risks and related controls and procedures. The Corporation does not currently have a compensation committee or a nominating committee, so the full Board evaluates the risks associated with compensation philosophy and programs and strives to create compensation practices that do not encourage excessive levels of risk taking that would be inconsistent with the Corporation’s strategies and objectives, and it oversees risks associated with the Corporation’s Code of Ethics.

The Corporation has adopted a management structure with two separate individuals serving as Chief Executive Officer and Chairman of the Board. We believe that such a structure will allow for a more effective monitoring and objective evaluation of the performance of management.

Director Independence

Because the Corporation’s common stock is not currently listed on a national securities exchange, it currently uses the definition in Nasdaq Listing Rule 5605(a)(2) for determining director independence, which provides that an “independent director” is a person other than an executive officer or employee of the company or any other individual having a relationship which, in the opinion of the company’s Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Nasdaq listing rules provide that a director cannot be considered independent if:

•

the director is, or at any time during the past three years was, an employee of the company;

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the director or a family member of the director accepted any compensation from the company in excess of US$120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•

a family member of the director is, or at any time during the past three years was, an executive officer of the company;

•

the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or US$200,000, whichever is greater (subject to certain exclusions);

•

the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

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the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

The Corporation has determined that John Anderson, Alan Edwards, and Dr. Thomas Vehrs meet this definition of independence.

Shareholder Communications with the Board

The Corporation’s stockholders may communicate with the Board, including non-executive directors or officers, by sending written communications addressed to such person or persons in care of Rise Gold Corp., Attention: Secretary, Suite 488, 1090 West Georgia Street, Vancouver, British Columbia V6E 3V7. All communications will be compiled by the Secretary and submitted to the addressee. If the Board modifies this process, the revised process will be posted on the Corporation’s website.

Item 8.  Compensation of Directors and Officers.

See the “Statement of Executive Compensation” section in the Information Circular.

Item 9.  Independent Public Accountants.

See the “Audit Committee and Relationship with Auditor” section of the Information Circular.  Representatives of the Corporation’s principal accountant are not expected to the present at the Meeting; however, if they are, they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Item 10.  Compensation Plans

No action is being taken at the Meeting with respect to any plan pursuant to which cash or non-cash compensation may be paid or distributed.   See the “Securities Authorized For Issuance under Equity Compensation Plans” section of the Information Circular for information regarding plans and other arrangements not subject to stockholder action.

Item 11.  Authorization or Issuance of Securities Otherwise than for Exchange.

Not applicable.

Item 12.  Modification or Exchange of Securities

Not applicable.

Item 13.  Financial and Other Information.

Not applicable.

Item 14.  Mergers, Consolidations, Acquisitions and Similar Matters.

Not applicable.

Item 15.  Acquisition or Disposition of Property.

Not applicable.

Item 16.  Restatement of Accounts.

Not applicable.

Item 17.  Action with Respect to Reports.

Not applicable.

Item 18.  Matters Not Required to be Submitted.

Not applicable.

Item 19.  Amendment of Charter, Bylaws or Other Documents.

Not applicable.

Item 20.  Other Proposed Action.

Not applicable.

Item 21.  Voting Procedures.

See the “Voting of Shares and Exercise of Discretion of Proxies” section in the Information Circular.

Item 22.  Information Required in Investment Company Proxy Statement

Not applicable.

Item 23.  Delivery of Documents to Security Holders Sharing an Address.

Not applicable.

Item 24.  Shareholder Approval of Executive Compensation.

Not applicable.

Item 25.  Exhibits.

Not applicable.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting or nominate persons for the election of directors only if they comply with the requirements of the proxy rules established by the SEC and the Corporation’s bylaws. Pursuant to Rule 14a-8 under the Exchange Act, some stockholders proposals may be eligible for inclusion in the Corporation’s proxy statement for its next annual meeting of stockholders currently scheduled for December 20, 2018 (the “2018 Meeting”). Stockholder proposals that are intended to be presented at the 2018 Meeting and included in the proxy statement, form of proxy and other proxy solicitation materials related to that meeting must be received by the Corporation no later than August 20, 2018.

If a stockholder wishes to submit a proposal which is not intended to be included in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, or wishes to nominate a person as a candidate for election to the Board, the proposal or nomination must be received by the Corporation on or before October 10, 2018. If the date of the 2018 Meeting is called for a date that is not within 30 days before or after the anniversary date of the Meeting (a situation that the Corporation does not anticipate), then the stockholder must submit any such proposal or nomination not later than the close of business of the 10th day following the earlier of (i) the day on which the notice of the meeting was mailed or (ii) public disclosure of the date of such meeting is first made.

In addition, with respect to any proposal that a stockholder presents at the 2018 Meeting that is not submitted for inclusion in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Exchange Act, the proxy solicited by the Board for such annual meeting will confer discretionary voting authority to vote on such stockholder proposal to the extent permitted under Rule 14a-4 under the Exchange Act.

Stockholder proposals must be in writing and should be addressed to the Corporation’s Chief Financial Officer at its principal executive offices at Suite 488, 1090 West Georgia Street, Vancouver, British Columbia, V6E 3V7. It is recommended that stockholders submitting proposals use certified mail, return receipt requested, in order to provide proof of timely receipt. The presiding officer of the 2018 Meeting reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements, including conditions set forth in the Corporation’s bylaws and conditions established by the SEC.

OTHER BUSINESS

The Board is not aware of any other matter which will be presented for action at the Meeting other than the matters set forth in this proxy statement. If any other matter requiring a vote of the stockholders arises, it is intended that the proxy holders will vote the shares they represent as the Board may recommend. Discretionary authority with respect to such other matters is granted by the execution of the accompanying proxy.

RISE GOLD CORP.

Suite 488, 1090 West Georgia Street

Vancouver, BC V6E 3V7

T: 604.687.7130

INFORMATION CIRCULAR

December 18, 2017

INTRODUCTION

This information circular (this “Information Circular”) accompanies the notice of annual general meeting of stockholders (the “Notice”) of Rise Gold Corp. (the “Corporation”) and is being furnished to the holders of common stock (each, a “Share”) of the Corporation in connection with the solicitation by the management of the Corporation of proxies to be voted at the annual general meeting (the “Meeting”) of the stockholders to be held at 11:00 a.m. (Vancouver time) on Tuesday, January 23, 2018 at Suite 488, 1090 West Georgia Street, Vancouver, British Columbia, V6E 3V7 or at any adjournment or postponement thereof.

In this Information Circular, unless otherwise indicated, all dollar amounts are expressed in Canadian dollars and all references to $ are to Canadian dollars.

SOLICITATION OF PROXIES

The solicitation will be made by mail and may also be supplemented by telephone or other personal contact to be made without special compensation by directors, officers and employees of the Corporation.  The Corporation will bear the cost of this solicitation.  The Corporation will not reimburse stockholders, nominees or agents for the cost incurred in obtaining authorization from their principals to execute forms of proxy, except that the Corporation has requested brokers and nominees who hold stock in their respective names to furnish this Information Circular and related proxy material to their customers, and the Corporation will reimburse such brokers and nominees for their related out-of-pocket expenses.

APPOINTMENT AND REVOCATION OF PROXY

Registered Stockholders

Registered stockholders may vote their Shares by attending the Meeting in person or by proxy.  Registered stockholders should deliver their completed proxies to Capital Transfer Agency Inc.,

390 Bay Street, Suite 920, Toronto, ON M5H 2Y2 (by mail, telephone or Internet according to the instructions on the proxy), not less than 48 hours (excluding Saturdays, Sundays and holidays) before the time for holding the Meeting, otherwise they will not be entitled to vote at the Meeting by proxy.  The persons named in the accompanying proxy (the “Designated Persons”) are directors and officers of the Corporation and are proxyholders nominated by management.  A stockholder has the right to appoint a person other than the Designated Persons named in the proxy to represent them at the Meeting.  To exercise this right, a stockholder must insert the name of its nominee in the blank space provided.  A person appointed as a proxyholder need not be a stockholder of the Corporation.

A registered stockholder may revoke a proxy by:

(a)

signing a proxy with a later date and delivering it at the place and within the time noted above;

(b)

signing and dating a written notice of revocation (in the same manner as the proxy is required to be executed, as set out in the notes to the proxy) and delivering it to the Corporation at the address set forth above at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof at which the proxy is to be used, or to the Chairman of the Meeting on the day of the Meeting or any adjournment thereof; or

(c)

in any other manner provided by law.

Beneficial Stockholders

The information set forth in this section is of significant importance to many stockholders, as many stockholders do not hold their Shares in their own name.  Stockholders holding their Shares through banks, trust companies, securities dealers or brokers, trustees or administrators of RRSPs, RRIFs, RESPs and similar plans or other persons (any one of which is herein referred to as an “Intermediary”) or otherwise not in their own name (such stockholders herein referred to as “Beneficial Stockholders”) should note that only proxies deposited by stockholders appearing on the records maintained by the Corporation’s transfer agent as registered stockholders will be recognized and allowed to vote at the Meeting.  If a stockholder’s Shares are listed in an account statement provided to the stockholder by a broker, in all likelihood those Shares are not registered in the stockholder’s name and that stockholder is a Beneficial Stockholder.  Such Shares are most likely registered in the name of the stockholder’s broker or an agent of that broker.  In Canada, the vast majority of such Shares are registered under the name of CDS & Co., the registration name for The Canadian Depository for Securities (which acts as nominee for many Canadian brokerage firms), and in the United States, the vast majority of such Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks).  Shares held by brokers (or their agents or nominees) on behalf of a broker’s client can only be voted at the Meeting at the direction of the Beneficial Stockholder.  Without specific instructions, brokers (and their agents and nominees) are prohibited from voting Shares for the broker’s clients. Therefore, each Beneficial Stockholder should ensure that voting instructions are communicated to the appropriate party well in advance of the Meeting.

Regulatory policies require Intermediaries to seek voting instructions from Beneficial Stockholders in advance of stockholder meetings.  Beneficial Stockholders have the option of not objecting to their Intermediary disclosing certain ownership information about themselves to the Corporation (such Beneficial Stockholders are designated as non-objecting beneficial owners, or “NOBOs”) or objecting to their Intermediary disclosing ownership information about themselves to the Corporation (such Beneficial Stockholders are designated as objecting beneficial owners, or “OBOs”).

In accordance with the requirements of National Instrument 54-101 Communication with Beneficial Owners of Securities of a Reporting Issuer, the Corporation has elected to send the Notice, this Information Circular and a request for voting instructions (a “VIF”), instead of a proxy (the Notice, Information Circular and VIF or proxy are collectively referred to as the “Meeting Materials”) indirectly through Intermediaries to the NOBOs and OBOs.  Management of the Corporation intends to pay for Intermediaries to forward the Meeting Materials to OBOs.

Meeting Materials sent to Beneficial Stockholders are accompanied by a VIF, instead of a proxy.  By returning the VIF in accordance with the instructions noted on it, a Beneficial Stockholder is able to instruct the Intermediary (or other registered stockholder) how to vote the Beneficial Stockholder’s Shares on the Beneficial Stockholder’s behalf.  For this to occur, it is important that the VIF be completed and returned in accordance with the specific instructions noted on the VIF.  The majority of Intermediaries now delegate responsibility for obtaining instructions from Beneficial Stockholders to Broadridge Investor Communication Solutions (“Broadridge”) in Canada and the United States.  Broadridge typically prepares a machine-readable VIF, mails these VIFs to Beneficial Stockholders and asks Beneficial Stockholders to return the VIFs to Broadridge, usually by way of mail, the Internet or telephone.  Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Shares to be represented at the Meeting by proxies for which Broadridge has solicited voting instructions.  A Beneficial Stockholder who receives a Broadridge VIF cannot use that form to vote Shares directly at the Meeting.  The VIF must be returned to Broadridge (or instructions respecting the voting of Shares must otherwise be communicated to Broadridge) well in advance of the Meeting in order to have the Shares voted.  If you have any questions respecting the voting of Shares held through an Intermediary, please contact that Intermediary for assistance.

The purpose of this procedure is to permit Beneficial Stockholders to direct the voting of the Shares which they beneficially own.  A Beneficial Stockholder receiving a VIF cannot use that form to vote Shares directly at the Meeting; Beneficial Stockholders should carefully follow the instructions set out in the VIF including those regarding when and where the VIF is to be delivered.  Should a Beneficial Stockholder who receives a VIF wish to attend the Meeting or have someone else attend on their behalf, the Beneficial Stockholder may request a legal proxy as set forth in the VIF, which will grant the Beneficial Stockholder or their nominee the right to attend and vote at the Meeting.  All references to stockholders in the Notice, this Information Circular and the accompanying proxy are to registered stockholders unless specifically stated otherwise.

VOTING OF SHARES AND EXERCISE OF DISCRETION OF PROXIES

The Shares represented by a proxy will be voted or withheld from voting in accordance with the instructions of the stockholder on any ballot that may be called for and if the stockholder specifies a choice with respect to any matter to be acted upon, the Shares will be voted accordingly.

IF NO CHOICE IS SPECIFIED IN A PROXY WITH RESPECT TO A MATTER TO BE ACTED UPON, THE PROXY CONFERS DISCRETIONARY AUTHORITY WITH RESPECT TO THAT MATTER UPON THE DESIGNATED PERSONS NAMED IN THE PROXY.  IT IS INTENDED THAT THE DESIGNATED PERSONS WILL VOTE THE SHARES REPRESENTED BY THE PROXY IN FAVOUR OF EACH MATTER IDENTIFIED IN THE PROXY.

If any amendments or variations to such matters, or any other matters, are properly brought before the Meeting, the proxyholder, if a nominee of management, will exercise its discretion and vote on such matters in accordance with its best judgment.  At the time of printing this Information Circular, management of the Corporation is not aware that any amendments or variations to existing matters or new matters are to be presented for action at the Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, the Corporation is not aware of any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, of each of the following persons in any matter to be acted upon at the Meeting other than the interest of the current directors nominated for re-election to the board of directors:

(a)

each person who has been a director or executive officer of the Corporation at any time since the beginning of the Corporation’s last financial year;

(b)

each proposed nominee for election as a director of the Corporation; and

(c)

each associate or affiliate of any of the foregoing.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Corporation consists of 400,000,000 Shares, US$0.0001 par value.  As of the record date, determined by the Corporation’s board of directors (the “Board”) to be the close of business on December 18, 2017 (the “Record Date”), a total of 74,201,979 Shares were issued and outstanding.  All Shares are of the same class and each carries the right to one vote.  Only those stockholders of record on the Record Date are entitled to attend and vote at the Meeting.

To the knowledge of the directors and executive officers of the Corporation, no person or company beneficially owns, or controls or directs, directly or indirectly, voting securities carrying 10% or more of the voting rights attached to any class of voting securities of the Corporation.

ELECTION OF DIRECTORS

The directors of the Corporation hold office until the next annual meeting of the stockholders or until their successors are elected and qualified, and from this point on will be elected annually.  Management of the Corporation proposes to nominate the persons listed below for election as directors of the Corporation to serve until their successors are elected and qualified.  In the absence of instructions to the contrary, proxies given pursuant to the solicitation by management of the Corporation will be voted for the nominees listed in this Information Circular.  Management does not contemplate that any of the nominees will be unable to serve as a director.  If any vacancies occur in the slate of nominees listed below before the Meeting, management will exercise discretion to vote the proxy for the election of any other person or persons as directors.

The following table sets out the names of the nominees for election as directors, the offices they hold within the Corporation, their occupations, the length of time they have served as directors of the Corporation, and the number of shares of the Corporation and its subsidiaries which each beneficially owns, directly or indirectly, or over which control or direction is exercised as of the date of this Information Circular:

Name, Province and Country of Residence and Position(s) with the Corporation	Principal Occupation, Business or Employment for Previous Five Years	Director Since	Number of Shares Owned (1)
Benjamin Mossman British Columbia, Canada Chief Executive Officer, President, Director

Chief Executive Officer of the Corporation since August 2016; President and Chief Executive Officer of Banks Island Gold Ltd., a junior mining company listed on the TSX Venture Exchange  (“TSXV”), from January 2011 to July 2016

		August 1, 2016	3,129,142 (2)
Cale Thomas British Columbia, Canada Chief Financial Officer, Treasurer, Secretary, Director

Financial consultant; Director of Carl Data Solutions Inc. (“Carl”), a technology company listed on the Canadian Securities Exchange (the “CSE”), from January 2014 to June 2015 and Chief Financial Officer of Carl from January 2015 to October 2015

		April 2, 2015	1,664,597 (3)
John Anderson (4) British Columbia, Canada Director	President of Purple Fish Capital Ltd.; Director of several junior mining companies listed on the TSXV	August 30, 2016	500,000 (5)

Alan R. Edwards (4) Arizona, USA Director

Currently the President of AE Resources Corp., Director and Chairman of the Technical Committee of Entrée Resources Inc., Non-Executive Chairman of the Board of Mason Resources Corp., Director and Chairman of the Sustainability and Technical Committee of America’s Silver Corporation and Director and Chairman of the Sustainability and Technical Committee of Orvana Minerals Corp.  Former Non-Executive Chairman of the Board of AQM Copper Inc., Non-Executive Chairman of the Board, Director and Chairman of the Sustainability Committee of AuRico Gold Corporation and Non-Executive Chairman of the Board, Director, President, and Chief Executive Officer of Oracle Mining Corp.

		April 20, 2016	500,000 (6)
Thomas I. Vehrs (4) Colorado, USA Director	Vice President of Exploration for Fortuna Silver Mines from 2006 through June 2016.	April 20, 2016	400,000 (7)

(1)

The number of Shares beneficially owned, directly or indirectly, or over which control or direction is exercised, at the date of this Information Circular, is based upon information furnished to the Corporation by the individual nominees.  Options, warrants or other convertible securities currently exercisable or convertible, or exercisable or convertible within 60 days, are counted as outstanding for computing the percentage of the person holding such options, warrants or other convertible securities, but are not counted as outstanding for computing the percentage of any other person.

(2)

Includes 400,000 shares of Common Stock and 2,729,142 stock options, 586,600 of which are exercisable into Common Stock at a price of $0.20 per share until August 8, 2021 and 2,142,542 of which are exercisable into Common Stock at a price of $0.24 per share until December 27, 2021.

(3)

Includes 895,031 shares of Common Stock, 700,000 stock options, each of which is exercisable into Common Stock at a price of $0.15 per share until March 22, 2021, and warrants to purchase 52,174 shares of Common Stock and also includes 8,696 shares of Common Stock and warrants to purchase 8,696 shares of Common Stock owned through his 50% owned company, Scharfe Investment Group of Companies Inc.

(4)

Member of the audit committee.

(5)

Represents 500,000 stock options, each of which is exercisable into Common Shares at a price of $0.27 per share until April 3, 2022.

(6)

Represents 500,000 stock options, each of which is exercisable into Common Shares at a price of $0.28 per share until April 20, 2020.

(7)

Represents 400,000 stock options, each of which is exercisable into Common Shares at a price of $0.28 per share until April 20, 2020.

At the Meeting, stockholders will be asked to pass an ordinary resolution to elect the nominees listed above as directors of the Corporation.  An ordinary resolution needs to be passed by a simple majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Meeting.

Management recommends that stockholders vote FOR each of the nominees listed above as a director of the Corporation.

Other than as disclosed below, no proposed director of the Corporation:

(a)

is, as at the date of this Information Circular, or has been, within 10 years before the date of this Information Circular, a director, chief executive officer or chief financial officer of any company (including the Corporation) that:

(i)

was the subject:

(A)

of a cease trade order;

(B)

an order similar to a cease trade order; or

(C)

an order that denied the relevant company access to any exemption under securities legislation for a period of more than 30 consecutive days, that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer, or

(ii)

was subject to:

(A)

a cease trade order;

(B)

an order similar to a cease trade order; or

(C)

an order that denied the relevant company access to any exemption under securities legislation for a period of more than 30 consecutive days, that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;

(b)

is, as at the date of this Information Circular, or has been within 10 years before the date of this Information Circular, a director or executive officer of any company (including the Corporation) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;

(c)

has, within the 10 years before the date of this Information Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director; or

(d)

has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with securities regulatory authority or been subject to any other penalties or sanctions imposed by a court or regulatory body that would be likely to be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Mr. Mossman was a director of Banks Island Gold Ltd. (“Banks”) at the time at the time Banks became subject to cease trade order issued by the BC Securities Commission on February 4, 2016 for failure to file financial statements.  The order is still in effect.  See further information below regarding the bankruptcy of Banks.

Mr. Thomas was the chief financial officer of Yankee Hat Minerals Ltd. (“Yankee Hat”) from July 2007 to October 2012.  Yankee Hat became subject to cease trade order issued by the BC Securities Commission on December 6, 2012 for failure to file financial statements.  Yankee Hat became subject to cease trade order issued by the Alberta Securities Commission on March 7, 2013 for failure to file financial statements.  Both orders are still in effect.

Mr. Edwards, a director of the Company, was Chairman of the Board of Oracle Mining Corp. (“Oracle”) until his resignation effective February 15, 2015. On December 23, 2015, Oracle announced that the Superior Court of Arizona had granted the application of Oracle’s lender to appoint a receiver and manager over the assets, undertaking and property of Oracle Ridge Mining LLC.

Mr. Anderson was a director of Simba Gold Corp. (“Simba”) at the time Simba became subject to cease trade orders issued by the BC Securities Commission (August 5, 2015) for failure to file financial statements.  The order is still in effect.

STATEMENT OF EXECUTIVE COMPENSATION

General

For the purpose of this Information Circular:

“compensation securities” includes stock options, convertible securities, exchangeable securities and similar instruments including stock appreciation rights, deferred share units and restricted stock units granted or issued by the Corporation for services provided or to be provided, directly or indirectly to the Corporation; and

“Named Executive Officer” or “NEO” means each of the following individuals:

(a)

each individual who served as chief executive officer (“CEO”) of the Corporation, or who performed functions similar to a CEO, during any part of the most recently completed financial year;

(b)

each individual who served as chief financial officer (“CFO”) of the Corporation, or who performed functions similar to a CFO, during any part of the most recently completed financial year;

(c)

the most highly compensated executive officer of the Corporation other than individuals identified in paragraphs (a) and (b) at the end of the most recently completed financial year whose total compensation was more than $150,000, as determined in accordance with section 1.3(5) of Form 51-102F6V, for that financial year; and

(d)

each individual who would be an NEO under paragraph (c) but for the fact that the individual was neither an executive officer of the Corporation, nor acting in a similar capacity, at the end of that financial year.

Director and Named Executive Officer Compensation, Excluding Compensation Securities

The following table sets out details of all payments, grants, awards, gifts and benefits paid or awarded to each director and NEO in the two most recently completed financial years ended July 31, 2017:

Name and Position	Year	Salary, Consulting Fee, Retainer or Commission ($)	Bonus ($)	Committee or Meeting Fees ($)	Value of Perquisites (1) ($)	Value of All Other Compen-sation ($)	Total Compens-ation ($)
Benjamin Mossman (2) Chief Executive Officer, President, Director	2017	135,000 (3)	Nil	Nil	Nil	Nil	135,000
	2016	5,000 (3)	Nil	Nil	Nil	Nil	5,000
Cale Thomas (4) CFO, Treasurer, Secretary, Director	2017	63,904 (3) (5)	Nil	Nil	Nil	Nil	63,904
	2016	22,946 (3) (6)	Nil	Nil	Nil	Nil	22,946
Alan R. Edwards (7) Director	2017	10,373 (8)	Nil	Nil	Nil	Nil	10,373
	2016	Nil	Nil	Nil	Nil	Nil	Nil
Thomas I. Vehrs (7) Director	2017	6,915 (8)	Nil	Nil	Nil	Nil	6,915
	2016	Nil	Nil	Nil	Nil	Nil	Nil
John Anderson (9) Director	2017	Nil	Nil	Nil	Nil	Nil	Nil
	2016	Nil	Nil	Nil	Nil	Nil	Nil

Fred Tejada (10) Former President, CEO, Secretary, Director	2016	32,119 (11)	Nil	Nil	Nil	Nil	32,119
	2015	30,000 (11)	Nil	Nil	Nil	Nil	30,000
Bradley Scharfe (12) Former Director	2017	160,809 (13)	Nil	Nil	Nil	Nil	160,809
	2016	4,946 (14)	Nil	Nil	Nil	Nil	4,946
Michael Evans (15) Former Director	2017	Nil	Nil	Nil	Nil	Nil	Nil
	2016	Nil	Nil	Nil	Nil	Nil	Nil

(1)

“Perquisites” include perquisites provided to an NEO or director that are not generally available to all employees and that, in aggregate, are: (a) $15,000, if the NEO or director’s total salary for the financial year is $150,000 or less, (b) 10% of the NEO or director’s salary for the financial year if the NEO or director’s total salary for the financial year is greater than $150,000 but less than $500,000, or (c) $50,000 if the NEO or director’s total salary for the financial year is $500,000 or greater.

(2)

Mr. Mossman was appointed as Chief Executive Officer and a director on August 1, 2016.  He was appointed President on April 20, 2017.

(3)

Represents payments made pursuant to an executive employment agreement.

(4)

Cale Thomas was appointed as the CFO, Treasurer and a director of the Corporation on April 2, 2015 and he was appointed as the Secretary on April 20, 2017.

(5)

Represents $52,429 paid to Mr. Thomas personally and $11,476 representing Mr. Thomas’ share of consulting payments made to Scharfe Investment Group of Companies Inc., a company in which Mr. Thomas holds a 50% interest.

(6)

Represents $18,000 paid to Mr. Thomas personally and $4,946 representing Mr. Thomas’ share of consulting payments made to Scharfe Investment Group of Companies Inc., a company in which Mr. Thomas holds a 50% interest.

(7)

Mr. Edwards and Dr. Vehrs were appointed directors on April 20, 2017.

(8)

Represents directors’ fees.  Dr. Vehrs and Mr. Edwards are paid directors’ fees of US$20,000 and US$30,000 per year, respectively

(9)

Mr. Anderson was appointed as a director on August 30, 2016.

(10)

Fred Tejada acted as the President and Secretary of the Corporation from November 22, 2013 unti April 20, 2017, as a director of the Corporation from June 8, 2012 until April 20, 2017, as the CEO of the Corporation from November 19, 2013 until April 23, 2014 and April 2, 2015 to August 1, 2016, the CFO of the Corporation from March 4, 2014 until April 2, 2015 and the Treasurer of the Corporation from November 19, 2013 until April 2, 2015.

(11)

Represents fees paid to Mr. Tejada for his services as President of the Corporation.

(12)

Bradley Scharfe acted as a director of the Corporation from April 2, 2015 until April 20, 2017.

(13)

Represents consulting fees of $149,333 paid to Scharfe Holdings Inc., a company wholly owned by Mr. Scharfe, and $11,476 representing Mr. Scharfe’ share of consulting fees paid to Scharfe Investment Group of Companies Inc., a company in which Mr. Scharfe holds a 50% interest.

(14)

Represents consulting fees of $4,946 representing Mr. Scharfe’ share of consulting fees paid to Scharfe Investment Group of Companies Inc., a company in which Mr. Scharfe holds a 50% interest.

(15)

Michael Evans acted as a director of the Corporation from May 19, 2015 to August 30, 2016.

Stock Options and Other Compensation Securities

The following table sets out all compensation securities granted or issued to each director and NEO by the Corporation or any subsidiary thereof in the financial year ended July 31, 2017 for services provided, or to be provided, directly or indirectly, to the Corporation or any subsidiary thereof:

Name and Position	Type of Compen-sation Security	Number of Compensation Securities, Number of Underlying Securities, and Percentage of Class	Date of Issue or Grant	Issue, Conversion or Exercise Price ($)	Closing Price of Security or Underlying Security on Date of Grant ($)	Closing Price of Security or Underlying Security at Year End ($)	Expiry Date
Benjamin Mossman (1) Chief Executive Officer, President, Director	Stock Options (2)	586,600 2,142,542 (3.5%)	August 9, 2016 December 27, 2016	0.20 0.24	0.20 0.24	0.155 0.155	August 8, 2021 December 27, 2021
Cale Thomas (3) CFO, Treasurer, Secretary, Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Alan R. Edwards (4) Director	Stock Options (2)	500,000 (6.7%)	April 20, 2017	0.28	0.28	0.155	April 20, 2020
Thomas I. Vehrs (5) Director	Stock Options (2)	400,000 (5.4%)	April 20, 2017	0.28	0.28	0.155	April 20, 2020
John Anderson (6) Director	Stock Options (2)	500,000 (6.7%)	April 3, 2017	0.27	0.27	0.155	April 3, 2022
Fred Tejada (7) Former President CEO, Secretary, Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Bradley Scharfe (8) Former Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Michael Evans (9) Former Director	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(1)

As of July 31, 2017, Benjamin Mossman held 586,600 options, each of which is exercisable into one share of common stock at a price of $0.20 each until August 8, 2021 and 2,142,542 options, each of which is exercisable into one share of common stock at a price of $0.20 each until December 27, 2021.

(2)

All stock options vested immediately upon grant.

(3)

As of July 31, 2017, Cale Thomas held 700,000 options, each of which is exercisable into one share of common stock at a price of $0.15 until March 22, 2021.

(4)

As of July 31, 2017, Alan R. Edwards held 500,000 options, each of which is exercisable into one share of common stock at a price of $0.28 until April 20, 2020.

(5)

As of July 31, 2017, Thomas I. Vehrs held 400,000 options, each of which is exercisable into one share of common stock at a price of $0.28 until April 20, 2020.

(6)

As of July 31, 2017, John Anderson held 500,000 options, each of which is exercisable into one share of common stock at a price of $0.27 until April 3, 2022.

(7)

On April 20, 2017 Mr. Tejada surrendered 500,000 of the 900,000 stock options we had previously granted to him.  He remains a part of the Corporation as a consultant and retains 400,000 options in such capacity.  As of July 31, 2017, Fred Tejada held 400,000 options, each of which is exercisable into one share of common stock at a price of $0.15 per Share until March 22, 2021.

(8)

As of July 31, 2017, Bradley Scharfe held no compensation securities.

(9)

As of July 31, 2017, Michael Evans held no compensation securities.

Exercise of Compensation Securities by Directors and NEOs

No director or NEO exercised any compensation securities during the year ended July 31, 2017.

Stock Option Plans and Other Incentive Plans

The Corporation’s incentive stock option plan (the “Plan”) is a “rolling” stock option plan, whereby the aggregate number of Shares reserved for issuance, together with any other Shares reserved for issuance under any other plan or agreement of the Corporation, shall not exceed 10% of the total number of issued Shares (calculated on a non-diluted basis) at the time an option is granted.  The Plan provides that the Board may, from time to time, in its discretion, grant to directors, officers, employees, consultants and other personnel of the Corporation and its subsidiaries or affiliates, options to purchase Shares.  As at the date hereof, there are 5,729,142 options outstanding under the Plan.

Under the Plan, the Board may from time to time grant to directors, officers, employees and consultants of the Corporation, as the Board shall designate, options to purchase from the Corporation such number of its Shares as the Board shall designate.

The following information is a brief description of the Plan:

1.

The Board shall establish the exercise price at the time each option is granted, subject to the following conditions:

(a)

subject to a minimum price of $0.10 per Share and section (b) below, the exercise price of an option may not be less than the closing market price of the Shares on the trading day immediately preceding the date of grant of the option, less any applicable discount allowed by the CSE; and

(b)

if any options are granted within 90 days of a public distribution by prospectus, then the minimum exercise price shall be the greater of that specified in section (a) above and the price per Share paid by investors for Shares acquired under the public distribution.  The 90 day period shall commence on the date the Corporation is issued a final receipt for the prospectus.

2.

Upon expiry of an option, or in the event an option is otherwise terminated for any reason without having been exercised in full, the number of Shares in respect of the expired or terminated option shall again be available for a grant under the Plan.

3.

No option granted under the Plan may have an expiry date exceeding five years from the date on which the option is granted.

4.

Options granted to any one individual in any 12 month period cannot exceed more than 5% of the issued Shares.

5.

Options granted to any one consultant in any 12 month period cannot exceed more than 4% of the issued Shares.

6.

Options granted to any one person conducting investor relations activities in any 12 month period cannot exceed more than 2% of the issued Shares.

7.

If an option holder ceases to be engaged as a director, officer, employee or consultant of the Corporation (other than by reason of death), then any option granted to the holder that had vested and was exercisable on the date of termination will expire on the earlier of the expiry date and the date that is 90 days following the date that the holder ceases to be a director, officer, employee or consultant of the Corporation.

8.

If the engagement of an option holder engaged in investor relations activities is terminated, any option granted to such holder that was exercisable and had vested on the date of termination will be exercisable until the earlier of the expiry date and the date that is 30 days after the date of the termination.

9.

If an option holder dies, the holder’s lawful personal representatives, heirs or executors may exercise any option granted to the holder that had vested and was exercisable on the date of death until the earlier of the expiry date and one year after the date of death of the holder.

10.

The Plan will be administered by the Board who will have the full authority and sole discretion to grant options under the Plan to any eligible party, including Board members.

11.

Options granted under the Plan shall not be assignable or transferable by an option holder.

12.

The Board may from time to time, subject to regulatory or stockholder approval, amend or revise the terms of the Plan.

The Plan does not provide for any financial assistance or support agreement to be provided to the optionees by the Corporation to facilitate the purchase of securities as compensation.

The Plan provides that other terms and conditions may be attached to a particular option at the discretion of the Board.

Employment, Consulting and Management Agreements

On July 7, 2016, the Corporation entered into an executive employment agreement with Benjamin W. Mossman, the Corporation’s Chief Executive Officer, pursuant to which the Corporation engaged Mr. Mossman’s services on an ongoing basis beginning on August 1, 2016.  Pursuant to the agreement, the Corporation issued 400,000 shares of Common Stock to Mr. Mossman as a signing bonus on August 1, 2016, granted options to purchase 586,600 shares of Common Stock at a price of $0.20 per share for a period of five years and the Corporation agreed to pay Mr. Mossman an annual salary of $120,000.  On April 19, 2017, the Corporation entered into a new executive employment agreement with Mr. Mossman (the “Executive Employment Agreement”) to replace the prior agreement.  The Executive Employment Agreement commenced on May 1, 2017.  The Executive Employment Agreement also provides for an annual salary of $180,000 per year.  The Executive Employment Agreement provides that Mr. Mossman will, subject to the terms of the stock option plan and stock exchange policies, be granted options from time to time to maintain his right to purchase 5% of the Corporation’s issued and outstanding Common Stock.  To date, Mr. Mossman has been granted options to acquire 2,729,142 shares of Common Stock pursuant to the terms of the Executive Employment Agreement.

The Executive Employment Agreement includes compensation provisions for Mr. Mossman if there is a change of control, he is terminated without just cause, he resigns under circumstances contemplated in the Employment Agreement or he dies while in the Corporation’s employment. If Mr. Mossman is terminated within one (1) year of the date of a change of control, or otherwise terminated without just cause, or if Mr. Mossman terminates his employment with us upon the occurrence of certain events, including a material adverse and fundamental change in his overall authority and responsibilities, Mr. Mossman will be entitled to a lump sum amount equal to three (3) years of Mr. Mossman’s then applicable annual salary.  In addition, Mr. Mossman will be entitled to maintain in effect, until the earliest of the expiration of three years and the death of Mr. Mossman, participation in certain of the Corporation’s benefit plans and the Plan.  If Mr. Mossman dies while employed with the Corporation, Mr. Mossman’s estate, subject to compliance with stock exchange requirements, the Plan, and the terms of the Executive Employment Agreement, will be entitled to continue Mr. Mossman’s participation in the Plan.

The Corporation entered into an executive employment agreement (the “Employment Agreement”) with Cale Thomas as of October 1, 2016.  Mr. Thomas is the Corporation’s Chief Financial Officer and a strategic advisor.  The Employment Agreement is for a term commencing on October 1, 2016 until March 22, 2021.  As compensation, the Corporation has granted 700,000 stock options to Mr. Thomas exercisable at $0.15 per share of Common Stock until March 22, 2021.  The Employment Agreement provides that the Corporation will pay Mr. Thomas a monthly fee to be determined by the Corporation’s Board of Directors.  Currently the monthly fee is $4,000.  Mr. Thomas may resign and terminate the Employment Agreement by giving the Corporation at least two weeks prior notice which the Corporation may waive, in whole or in part in its sole discretion, in which case the Corporation will pay to Mr. Thomas his base salary for the notice period remaining.

When Fred Tejada resigned as the Corporation’s President, Secretary and a director, the Corporation entered into a consulting services agreement (the “Consulting Agreement”) with him pursuant to which Mr. Tejada continues to perform geological consulting services for the Corporation.  The Consulting Agreement is for a term that commenced on April 20, 2017 and ends on December 31, 2020, unless earlier terminated in accordance with its terms.  Under the Consulting Agreement, Mr. Tejada will invoice the Corporation for any work he performs at its request.  In addition, by virtue of his retention as a consultant to the Corporation under the Consulting Agreement, Mr. Tejada was permitted pursuant to the Consulting Agreement to retain 400,000 stock options previously granted to him under the Plan when he was serving as a director and officer.

Oversight and Description of Director and NEO Compensation

The Board has not created or appointed a compensation committee given the Corporation’s current size and stage of development.  All tasks related to developing and monitoring the Corporation’s approach to the compensation of NEOs and directors are performed by the members of the Board.  The compensation of NEOs, directors and the Corporation’s employees or consultants, if any, is reviewed, recommended and approved by the Board without reference to any specific formula or criteria.  NEOs that are also directors of the Corporation are involved in discussions relating to compensation, but disclose their interest in, and abstain from voting on, decisions relating to their respective compensation.

The overall objective of the Corporation’s compensation strategy is to offer short, medium and long-term compensation components to ensure that the Corporation has in place programs to attract, retain and develop management of the highest calibre, and has in place a process to provide for the orderly succession of management, including receipt on an annual basis of any recommendations of the CEO, if any, in this regard. The Corporation currently has a short term compensation component in place, which includes the accrual and/or payment of management fees to certain NEOs, and a long-term compensation component in place, which may include the grant of stock options under the Plan.  The Corporation intends to further develop these compensation components.  Although it has not to date, the Board may in the future consider, on an annual basis, an award of bonuses to key executives and senior management.  The amount and award of such bonuses is expected to be discretionary, depending on, among other factors, the financial performance of the Corporation and the position of the executive.  The Board considers that the payment of such discretionary annual cash bonuses may satisfy the medium term compensation component.

The objectives of the Corporation’s compensation policies and procedures are to align the interests of the Corporation’s employees with the interests of the stockholders.  Therefore, a significant portion of total compensation granted by the Corporation, being the grant of stock options, is based upon overall corporate performance.  The Corporation relies on Board discussion without formal objectives, criteria and analysis, when determining executive compensation.  There are currently no formal performance goals or similar conditions that must be satisfied in connection with the payment of executive compensation.

Pension Plan Benefits

The Corporation does not have any pension plans that provide for payments or benefits to NEOs or directors at, following, or in connection with retirement, including any defined benefits plan or any defined contribution plan.  The Corporation does not have a deferred compensation plan with respect to any NEO or director.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table sets out, as of the end of the Corporation’s most recently completed financial year, all required information with respect to compensation plans under which equity securities of the Corporation are authorized for issuance:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by securityholders	5,729,142	0.24	1,691,056
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total	5,729,142	0.24	1,691,056

CORPORATE GOVERNANCE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the stockholders, and takes into account the role of the individual members of management who are appointed by the Board and who are charged with day-to-day management of the Corporation.

Pursuant to National Instrument 58-101 Disclosure of Corporate Governance Practices (“NI 58-101”) the Corporation is required to disclose its corporate governance practices, as summarized below. The Board will monitor such practices on an ongoing basis and when necessary implement such additional practices as it deems appropriate.

National Policy 58-201 Corporate Governance Guidelines establishes corporate governance guidelines to be used by issuers in developing their own corporate governance practices. The Board is committed to sound corporate governance practices, which are both in the interest of its stockholders and contribute to effective and efficient decision making.

Board of Directors

The Board presently has five directors with three being independent.  The definition of independence used by the Corporation is that used in Nasdaq Listing Rule 5605(a)(2), which provides that an “independent director” is a person other than an executive officer or employee of the Corporation or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.  The Nasdaq listing rules provide that a director of a company cannot be considered independent if:

•

the director is, or at any time during the past three years was, an employee of the company;

•

the director or a family member of the director accepted any compensation from the company in excess of US$120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for board or board committee service);

•

a family member of the director is, or at any time during the past three years was, an executive officer of the company;

•

the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or US$200,000, whichever is greater (subject to certain exclusions);

•

the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•

the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

The Corporation has determined that Alan R. Edwards, Thomas I. Vehrs and John Anderson meet this definition of independence.

The Board believes that the principal objective of the Corporation is to generate economic returns with the goal of maximizing stockholder value, and that this is to be accomplished by the Board through its stewardship of the Corporation.  In fulfilling its stewardship function, the Board’s responsibilities include strategic planning, appointing and overseeing management, succession planning, risk identification and overseeing financial and corporate issues.  Directors are involved in the supervision of management.

The Corporation has not developed written position descriptions for the CEO and the CFO. Pursuant to Chapter 78 of the Nevada Revised Statutes, directors must declare any interest in a material contract or transaction or a proposed material contract or transaction.

Other Directorships

The following directors of the Corporation also serve as directors of other reporting issuers:

Name of Director	Other Reporting Issuer	Name of Exchange or Market
John Anderson	Century Energy Ltd.	TSX-V
	Cornerstone Metals Inc.	TSX-V
	Dawson Gold Corp.	TSX-V
	Triumph Gold Corp. (formerly Northern Freegold Resources Ltd.)	TSX-V
	Parallel Mining Corp.	TSX-V
	Petromin Resources Ltd.	TSX-V
	Simba Gold Corp.	TSX-V
Alan R. Edwards	America’s Silver Corporation	TSX
	Orvana Minerals Corp.	TSX
	Mason Resources Corp.	TSX
	Entrée Resources Inc.	TSX

Orientation and Continuing Education

Each new director of the Corporation is briefed about the nature of the Corporation’s business, its corporate strategy and current issues within the Corporation. New directors will be encouraged to review the Corporation’s public disclosure records as filed on the System for Electronic Document Analysis and Retrieval (SEDAR) in Canada at www.sedar.com at the Electronic Data Gathering, Analysis and Retrieval (EDGAR) system in the United States. Directors are also provided with access to management to better understand the operations of the Corporation, and to the Corporation’s legal counsel to discuss their legal obligations as directors of the Corporation.

Ethical Business Conduct

During the Corporation’s financial year ended July 31, 2008, the Board adopted a written Code of Ethics within the meaning of Item 406(b) of Regulation S-K under the United States Securities Act of 1933, as amended. The Code of Ethics, a copy of which has been filed on SEDAR, obligates the Corporation’s directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without the Corporation’s consent.

The Board is also required to comply with the conflict of interest provisions of relevant corporate and securities legislation in order to ensure that directors exercise independent judgment in considering transactions and agreements in respect of which a director or officer has a material interest.

Nomination of Directors

The Corporation does not have a formal process or committee for proposing new nominees for election to the Board. Management is in contact with individuals involved in the mineral exploration sector, and in the event that the Corporation requires any new directors, such individuals will be brought to the attention of the Board. The Corporation will conduct reference and background checks on suitable candidates. New nominees generally must have a track record in business management, areas of strategic interest to the Corporation, the ability to devote the time required to carry out the obligations and responsibilities of a director and a willingness to serve in that capacity.

Compensation

At present, the Board as a whole determines the compensation of the CEO and CFO of the Corporation and does so with reference to industry standards and the financial situation of the Corporation. The Board has the sole responsibility for determining the compensation of the directors of the Corporation. As of the date of this Information Circular, two directors received directors’ fees totaling $17,288 for their services.

Given the Corporation’s size, limited operating history and lack of revenues, the Board does not plan to form a compensation committee to monitor and review the salary and benefits of the executive officers of the Corporation at the present time. The Board will carry out these functions until such time as it deems the formation of a compensation committee is warranted.

Other Board Committees

The Board has not established any committees other than the audit committee (the “Audit Committee”).

Assessments

Neither the Corporation nor the Board has developed a formal review system to assess the performance of the directors or the Board as a whole. The contributions of individual directors are monitored by other members of the Board on an informal basis through observation.

AUDIT COMMITTEE AND RELATIONSHIP WITH AUDITOR

General

The Audit Committee is a standing committee of the Board, the primary function of which is to assist the Board in fulfilling its financial oversight responsibilities, which will include monitoring the quality and integrity of the Corporation’s financial statements and the independence and performance of the Corporation’s external auditor, acting as a liaison between the Board and the Corporation’s external auditor, reviewing the financial information that will be publicly disclosed and reviewing all audit processes and the systems of internal controls management and the Board have established.

Audit Committee Charter

The Board has adopted an Audit Committee Charter, which sets out the Audit Committee’s mandate, organization, powers and responsibilities. The Audit Committee Charter is attached as Schedule “A” to this Information Circular.

Composition

The Audit Committee is comprised of three directors: Alan R. Edwards, Thomas I. Vehrs and John Anderson.

National Instrument 52-110 Audit Committees (“NI 52-110”) provides that a member of an audit committee is “independent” if the member has no direct or indirect material relationship with a company, which could, in the view of that company’s board of directors, reasonably interfere with the exercise of the member’s independent judgment.  All of the members of the Audit Committee meet the definition of independence provided in NI 52-110.

Relevant Education and Experience

NI 52-110 provides that an individual is “financially literate” if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by the Corporation’s financial statements. All of the members of the Audit Committee are financially literate.

John Anderson has over 18 years of experience in financial consulting, investor relations and real estate asset management, and through that has gained a sufficient enough understanding of financial reporting requirements respecting financial statements to enable him to discharge his duties as an Audit Committee member.  He also has experience serving on audit committees for public companies of which he is and has been a director.

Thomas I. Vehrs has been associated with Canadian Junior mining companies for over twenty years, having served both in officer and director positions.  His statistical work as a geologist and his years of financial statement review in his capacity as an officer and director of various companies give him the experience and insight needed to discharge his duties as an Audit Committee member.

Alan R. Edwards holds an MBA and also has experience serving on audit committees for public companies of which he is and has been a director.

Audit Committee Oversight

Since the commencement of the Corporation’s most recently completed financial year, the Board has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

Since the commencement of the Corporation’s most recently completed financial year, the Corporation has not relied on the exemptions in Sections 2.4, 6.1.1(4), 6.1.1(5), or 6.1.1(6) or Part 8 of NI 52-110.  Section 2.4 (De Minimis Non-audit Services) provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the financial year in which the non-audit services were provided.  Sections 6.1.1(4) (Circumstance Affecting the Business or Operations of the Venture Issuer), 6.1.1(5) (Events Outside Control of Member) and 6.1.1(6) (Death, Incapacity or Resignation) provide exemptions from the requirement that a majority of the members of the Audit Committee must not be executive officers, employees or control persons of the Corporation or of an affiliate of the Corporation.  Part 8 (Exemptions) permits a company to apply to a securities regulatory authority or regulator for an exemption from the requirements of National Instrument 52-110 in whole or in part.

Pre-Approval Policies and Procedures

The Audit Committee Charter provides that the Audit Committee will pre-approve all non-audit services to be provided by the Corporation’s external auditor.

External Auditor Service Fees (By Category)

The table below sets out the audit fees incurred by the Corporation for the financial years ended July 31, 2017 and 2016:

Audit Service Fees	Year Ended July 31, 2017 ($)	Year Ended July 31, 2016 ($)
Audit Fees (1)	18,360	12,600
Audit-Related Fees (2)	14,790	24,120
Tax Fees (3)	17,200	Nil
All Other Fees (4)	Nil	Nil
Total	50,350	36,720

(1)

Represents aggregate fees billed by the Corporation’s auditor for audit fees.

(2)

Represents aggregate fees billed for assurance and related services by the Corporation’s auditor that are reasonably related to the performance of the audit or review of the Corporation’s financial statements and are not disclosed in the “Audit Fees” row.

(3)

Represents aggregate fees billed for professional services rendered by the Corporation’s auditor for tax compliance, tax advice and tax planning.

(4)

Represents aggregate fees billed for professional services other than those listed in the other three rows.

INDEBTEDNESS OF DIRECTORS AND SENIOR OFFICERS

No current or former director, executive officer, proposed nominee for election to the board of directors, or associate of such persons is, or at any time since the beginning of the most recently completed financial year has been, indebted to the Corporation or any of its subsidiaries. No indebtedness of current or former director, executive officer, proposed nominee for election to the board of directors, or associate of such persons is, or at any time since the beginning of the most recently completed financial year has been, the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Corporation or any of its subsidiaries.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as otherwise disclosed herein, no:

(a)

director, proposed director or executive officer of the Corporation;

(b)

person or company who beneficially owns, or controls or directs, directly or indirectly, voting securities of the Corporation or a combination of both, carrying more than 10% of the voting rights attached to all outstanding voting securities of the Corporation;

(c)

associate or affiliate of any of the foregoing person or company; and

(d)

director or executive officer of the foregoing person or company,

has had any material interest, direct or indirect, in any transaction since the commencement of the Corporation’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Corporation, except for any interest arising from the ownership of securities of the Corporation where such person or company receives no extra or special benefit or advantage not shared on a proportionate basis by all holders of the same class of securities.

APPOINTMENT OF AUDITOR

At the Meeting, stockholders will be asked to pass an ordinary resolution appointing Davidson & Company LLP, Chartered Professional Accountants, as the auditor of the Corporation for the fiscal year ending July 31, 2018 and to authorize the directors of the Corporation to fix the remuneration to be paid to the auditor.  An ordinary resolution needs to be passed by a simple majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote at the Meeting.

Davidson & Company LLP was first appointed auditor of the Corporation on October 18, 2013.

Management recommends that stockholders vote FOR the foregoing appointment and authorization.

MANAGEMENT CONTRACTS

There are no management functions of the Corporation which are to any substantial degree performed by a person or company other than the directors or executive officers (or private companies controlled by them, either directly or indirectly) of the Corporation.

ADDITIONAL INFORMATION

Additional information with respect to the Corporation is available on the SEDAR website at www.sedar.com. You may request copies of the Corporation’s financial statements and management discussion and analysis by completing the request card included with the Meeting Materials, in accordance with the instructions therein.  Financial information is provided in the Corporation’s financial statements and management discussion and analysis for its most recently completed financial year, which are available on SEDAR.

DATED December 18, 2017

By Order of the Board of Directors of

RISE GOLD CORP.

“Cale Thomas”

Cale Thomas
Chief Financial Officer, Secretary, Treasurer, Director

- A1 -

RISE GOLD CORP.
(the “Company”)

AUDIT COMMITTEE CHARTER

This Charter establishes the composition, the authority, roles and responsibilities and the general objectives of the Company’s audit committee, or its Board of Directors (the “Board”) in lieu thereof (the “Audit Committee”).  The roles and responsibilities described in this Charter must at all times be exercised in compliance with the laws and regulations governing the Company and any subsidiaries.

Composition

(a)

Number of Members.  The Audit Committee must be comprised of a minimum of three (3) directors of the Company.

(b)

Chair.  If there is more than one member of the Audit Committee, members will appoint a chair of the Audit Committee (the “Chair”) to serve for a term of one (1) year on an annual basis.  The Chair may serve as the chair of the Audit Committee for any number of consecutive terms.

Meetings

(a)

Quorum.  The quorum required to constitute a meeting of the Audit Committee is set at a majority of members.

(b)

Agenda.  The Chair will set the agenda for each meeting, after consulting with management and the Company’s external auditor (the “Auditor”).  Agenda materials such as draft financial statements must be circulated to all members of the Audit Committee for such members to have a reasonable amount of time to review the materials prior to the meeting.

(c)

Notice to Auditor.  The Auditor will be provided with notice as necessary of any meeting of the Audit Committee, will be invited to attend each such meeting and will receive an opportunity to be heard at those meetings on matters related to the Auditor’s duties.

(d)

Minutes.  Minutes of meetings of the Audit Committee will be accurately recorded, with such minutes recording the decisions reached by the committee.

Roles and Responsibilities

The roles and responsibilities of the Audit Committee include the following:

External Auditor

The Audit Committee will:

- A2 -

(a)

Selection of Auditor.  Select, evaluate and recommend the Auditor to the Board for shareholder approval, to examine the Company’s accounts, controls and financial statements.

(b)

Scope of Work.  Evaluate, prior to the annual audit of the Company’s financial statements, the scope and general extent of the Auditor’s review, including the Auditor’s engagement letter.

(c)

Compensation.  Recommend to the Board the compensation to be paid to the Auditor.

(d)

Replacement of Auditor.  If necessary, recommend the replacement of the Auditor to the Board.

(e)

Approve Non-Audit Related Services.  Pre-approve all non-audit services to be provided by the Auditor to the Company.

(f)

Responsibility for Oversight.  Oversee the work of the Auditor, who must report directly to the Audit Committee.

(g)

Resolution of Disputes.  Assist with resolving any disputes between management and the Auditor regarding financial reporting.

Financial Statements and Financial Information

The Audit Committee will:

(a)

Review Annual Financial Statements.  Review the Company’s audited annual financial statements, discuss those statements with management and with the Auditor, and recommend their approval to the Board.

(b)

Review Interim Financial Statements.  Review and discuss with management the Company’s unaudited interim financial statements, and if appropriate, recommend their approval to the Board.

(c)

MD&A, Annual and Interim Earnings Press Releases, Audit Committee Reports.  Review management’s discussion and analysis, interim and annual press releases, and reports of the Audit Committee before the Company publicly discloses such information.

(d)

Auditor Reports and Recommendations.  Review and consider any significant reports and recommendations issued by the Auditor, together with management’s response, and the extent to which recommendations made by the Auditor have been implemented.

Risk Management, Internal Controls and Information Systems

The Audit Committee will:

- A3 -

(a)

Internal Controls.  Review with management and the Auditor the general policies and procedures used by the Company with respect to internal accounting and financial controls, and remain informed, through communications with the Auditor, of any weaknesses in internal controls that could cause errors or deficiencies in financial reporting or deviations from the accounting policies of the Company or from applicable laws or regulations.

(b)

Financial Management.  Periodically review the team in place to carry out financial reporting functions, circumstances surrounding the departure of any officers in charge of financial reporting, and the appointment of individuals to oversee such functions.

(c)

Accounting Policies and Practices.  Review management’s plans regarding any changes in accounting practices or policies and the financial impact thereof.

(d)

Litigation.  Review with the Auditor and the Company’s legal counsel any litigation, claim or contingency, including tax assessments, that could have a material effect upon the financial position of the Company and the manner in which these matters are being disclosed in the Company’s financial statements.

(e)

Other.  Discuss with management and the Auditor correspondence with regulators, employee complaints, or published reports that raise material issues regarding the Company’s financial statements or disclosure.

Complaints

The Audit Committee will:

(a)

Accounting, Auditing and Internal Control Complaints.  Establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls or auditing matters.

(b)

Employee Complaints.  Establish a procedure for the confidential transmittal on condition of anonymity by the Company’s employees of concerns regarding questionable accounting or auditing matters.

Authority

(a)

Auditors.  The Auditor, and any internal auditor hired by the Company, will report directly to the Audit Committee.

(b)

Independent Advisors.  The Audit Committee may, at the Company’s expense and without the approval of management, retain the services of independent legal counsel and any other advisors it deems necessary to carry out its duties and establish and pay the monetary compensation of such advisors.

- A4 -

Reporting

The Audit Committee will report to the Board on:

(a)

the independence of the Auditor;

(b)

the performance of the Auditor and any recommendations of the Audit Committee in relation thereto;

(c)

the reappointment or termination of the Auditor;

(d)

the adequacy of the Company’s internal controls and disclosure controls;

(e)

the Audit Committee’s review of the Company’s financial statements, both annual and interim;

(f)

the Audit Committee’s review of management’s discussion and analysis, both annual and interim;

(g)

the Company’s compliance with legal and regulatory matters to the extent they affect the its financial statements; and

(h)

all other material matters dealt with by the Audit Committee.

RISE GOLD CORP.

PROXY

FOR USE AT THE

ANNUAL MEETING OF STOCKHOLDERS

JANUARY 23, 2018

This proxy is solicited on behalf of the management of Rise Gold Corp. (the “Corporation”). The undersigned, being a stockholder of the Corporation hereby appoints, Benjamin Mossman, President and Chief Executive Officer of the Corporation, or failing him, Cale Thomas, Treasurer, Secretary and Chief Financial Officer of the Corporation, or instead of either of them, _____________________________________________________, as proxyholder for and on behalf of the undersigned with the power of substitution to attend, act and vote for and on behalf of the undersigned in respect of all matters that may properly come before the annual meeting of the stockholders of the Corporation to be held on January 23, 2018 (the “Meeting”), and at any adjournment or adjournments thereof, to the same extent and with the same power as if the undersigned were personally present at the Meeting or such adjournment or postponement thereof. The undersigned hereby directs the proxyholder to vote the securities of the Corporation recorded in the name of the undersigned as specified herein.

FOR □ WITHHOLD □	The election of Ben Mossman as a director of the Corporation.
FOR □ WITHHOLD □	The election of Cale Thomas as a director of the Corporation.
FOR □ WITHHOLD □	The election of Alan R. Edwards as a director of the Corporation.
FOR □ WITHHOLD □	The election of Thomas I. Vehrs as a director of the Corporation.
FOR □ WITHHOLD □	The election of John Anderson as a director of the Corporation.
FOR □ AGAINST □ ABSTAIN □	To approve the appointment of Davidson & Company LLP, Chartered Accountants as auditors of the Corporation for the ensuing year and to authorize the directors to fix the remuneration of the auditors.

If any amendments or variations to the matters referred to above or to any other matters identified in the notice of meeting are proposed at the Meeting or any adjournment or adjournments thereof, or if any other matters which are not now known to management should properly come before the Meeting or any adjournment or adjournments thereof, this proxy confers discretionary authority on the person voting the proxy to vote on such amendments or variations or such other matters in accordance with the best judgment of such person. To be valid, this proxy must be received by the Corporation’s transfer agent, Capital Transfer Agency ULC, 390 Bay Street, Suite 920, Toronto, Ontario, M5H 2Y2, Fax Number: 416.350.5008, not later than 48 hours, excluding Saturdays, Sundays and statutory holidays in the City of Toronto, Ontario, prior to the Meeting or any adjournment thereof.  Late proxies may be accepted or rejected by the Chairman of the Meeting in his discretion, and the Chairman is under no obligation to accept or reject any particular late proxy.

DATED this

 day of                             , 201_.

Online Voting Instructions

Signature of Stockholder

(See Reverse)

Name of Stockholder (Please Print)

Number of Shares Held

NOTES AND INSTRUCTIONS

THIS PROXY IS SOLICITED BY MANAGEMENT OF THE CORPORATION.

1.

The shares represented by this proxy will be voted.  Where a choice is specified, the proxy will be voted as directed.  Where no choice is specified, this proxy will be voted in favour of the matters listed on the proxy.  The proxy confers discretionary authority on the above named person to vote in his or her discretion with respect to amendments or variations to the matters identified in the notice of meeting accompanying the proxy or such other matters which may properly come before the Meeting.

2.

Each stockholder has the right to appoint a person other than management designees specified above to represent them at the Meeting. Such right may be exercised by inserting in the space provided the name of the person to be appointed, who need not be a stockholder of the Corporation.

3.

Each stockholder must sign this proxy. Please date the proxy.  If the stockholder is a corporation, the proxy must be executed by an officer or attorney thereof duly authorized.

4.

If the proxy is not dated in the space provided, it is deemed to bear the date of its mailing to the stockholders of the Corporation.

5.

If the stockholder appoints any of the persons designated above, including persons other than Management Designees, as proxy to attend and act at the Meeting:

(a) the shares represented by the proxy will be voted in accordance with the instructions of the stockholder on any ballot that may be called for;

(b) where the stockholder specifies a choice in the proxy with respect to any matter to be acted upon, the shares represented by the proxy shall be voted accordingly; and

(c) IF NO CHOICE IS SPECIFIED WITH RESPECT TO THE MATTERS LISTED ABOVE, THE PROXY WILL BE VOTED FOR SUCH MATTERS.